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                                                                   EXHIBIT 10(g)


                                   ASSIGNMENT


                  This Assignment is made as of December 3, 1997, by and among Wicks Broadcast Group Limited Partnership, a Delaware limited partnership ("Wicks"), and WBG License Co., L.L.C., a Delaware limited liability company (together with Wicks, "Assignors"), and Regent Communications, Inc., a Delaware corporation ("Assignee").

                  WHEREAS, Assignors and Assignee and certain others are parties to a certain Agreement, dated as of August 13, 1997 (the "August Agreement"), pursuant to which, inter alia, Assignors propose to assign their rights and obligations under that certain Option Agreement, dated as of June 3, 1997, among Southwind Broadcasting, Inc., a South Carolina corporation ("Southwind"), William G. Dudley, III ("Dudley"), a principal shareholder of Southwind, and Assignors (the "Option Agreement"), and under than certain Loan commitment Agreement, dated as of June 3, 1997, among Wicks and Southwind and Dudley (the "Loan Commitment Agreement");

                  NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Assignors hereby assign and transfer over to Assignee, and Assignee hereby accepts such assignment and transfer to it, of, and assumes, Assignors' rights and obligations under the Option Agreement and the Loan Commitment Agreement.

                  2. This Assignment may be executed in duplicate counterparts, but all such counterparts shall constitute one and the same instrument.
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                  IN WITNESS WHEREOF, the parties hereto have executed this
Assignment and Assumption as of the date first above written.

                          WICKS BROADCAST GROUP LIMITED
                          PARTNERSHIP

                          By:   WBG Management, Inc.,
                                general partner


                                By:  ______________________________
                                     Name:
                                     Title:


                          WBG LICENSE CO., L.L.C.

                          By:  WBG Management, Inc.,
                               managing member


                               By:  ______________________________
                                    Name:
                                    Title:

                          REGENT COMMUNICATIONS, INC.


                               By:  ______________________________
                                    Name:
                                    Title:


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                  The undersigned, Jacor Broadcasting of South Carolina , Inc., a Delaware corporation (formerly named Regent Broadcasting of Charleston, Inc.), and Regent Licensee of Charleston, Inc., hereby consent to the above assignment to and assumption by Regent Communications, Inc., and hereby relinquish and surrender any and all rights in or to the Option Agreement and the Loan Commitment Agreement and/or the assignment thereof contemplated by the August Agreement.


                                JACOR BROADCASTING OF SOUTH CAROLINA,
                                INC.



                                By:  ______________________________
                                     Name:
                                     Title:

                                REGENT LICENSEE OF CHARLESTON, INC.



                                By:  ______________________________
                                     Name:
                                     Title:


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                  The undersigned hereby acknowledge the above assignment and assumption.


                              SOUTHWIND BROADCASTING, INC.



                              By:    _______________________________
                                     William G. Dudley, III
                                     President


                                     ________________________________
                                     WILLIAM G. DUDLEY, III


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